Exhibit 10.1

JOINT WRITTEN CONSENT

WHEREAS, Hawker Beechcraft, Inc., a corporation organized under the laws of Delaware, 1597257 Ontario Inc., Onex Partners II LP, Onex Partners II GP LP, Onex US Principals LP, Onex HBI Holdings II Limited S.a.r.l., GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co., KG, and the individuals listed on the Shareholder Schedule to and the individuals who have subsequently entered into Joinder Agreements to become shareholders, have entered into that certain Amended and Restated Shareholders’ Agreement dated as of May 3, 2007;

WHEREAS, Section 8.9(a) of the Amended and Restated Shareholders’ Agreement provides that such agreement may be amended only by a written instrument duly executed by Shareholders holding more than 65% of the Common Shares;

WHEREAS, Shareholders of more than 65% of the Common Shares in the aggregate desire to amend the Amended and Restated Shareholders’ Agreement in the form attached hereto as “Exhibit A”.

RESOLVED, that the Shareholders of more than 65% of the Common Shares in the aggregate hereby agree to amend the Amended and Restated Shareholders Agreement in the form attached hereto as “Exhibit A”.

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EXHIBIT A

This Amendment (this “Amendment”) to the Amended and Restated Shareholders’ Agreement of Hawker Beechcraft, Inc., a Delaware corporation (the “Company”), is made as of July 9, 2009.

WITNESSETH

WHEREAS, the Company and the Shareholders party thereto are parties to the Amended and Restated Shareholders’ Agreement, dated as of May 3, 2007 (the “Shareholders’ Agreement”).

WHEREAS, the Company and the holders of at least 65% of the Common Shares in the aggregate have agreed to amend the Shareholders’ Agreement as hereinafter set forth. All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Shareholders’ Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1.	Section 6.1(b) is hereby deleted in its entirety and replaced as follows:

If the Company desires to exercise the Equity Call Option, it shall deliver written notice thereof (a “Call Notice”) to the Management Shareholder no later than the first anniversary of the Termination Date (the “Call Period”), which notice shall set forth the number of and identify the Call Equity Securities of the Management Shareholder the Company desires to repurchase, the Equity Call Purchase Price for each such Call Equity Security, and the proposed closing date of the transaction; provided, however, that for the avoidance of doubt if at the end of the Call Period such Management Shareholder continues to have the right to acquire any Shares pursuant to any convertible security, option, warrant or other right to acquire Common Shares or other shares of the Company, the Call Period with respect to such Management Shareholder shall be extended to the date that is 30 days following the expiration of such option, warrant or other right to acquire Shares or with respect to convertible securities, the date that is 30 days from date of acquisition by such Management Shareholder of Shares of the Company.

2.	Except as expressly set forth herein, the Shareholders’ Agreement remains in full force and effect without amendment or modification.

3.	This Amendment shall be governed by, and construed and enforced in accordance with the internal laws of the State of Delaware applicable to contracts made and intended to be performed in such state.

4.	This Amendment may be executed in counterparts, and such counterparts, when taken together shall constitute one and the same Amendment, valid and binding upon each of the parties to the Shareholders’ Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into the Amendment as of the date first above written.

THE COMPANY:

HAWKER BEECHCRAFT, INC.

Date: July 9, 2009	By:	/s/ Gail E. Lehman
	Name:	Gail E. Lehman
	Title:	Vice President, General Counsel and Secretary

STOCKHOLDERS:

GS CAPITAL PARTNERS VI FUND, L.P.

	By:	GSCP VI Advisors, L.L.C. its General Partner

Date: July 9, 2009	By:	/s/ John Bowman

GS Capital Partners VI Offshore Fund, L.P.

	By:	GSCP VI Offshore Advisors, L.L.C. its General Partner

Date: July 9, 2009	By:	/s/ John Bowman

GS Capital Partners VI GmbH & Co. KG

	By:	GS Advisors VI, L.L.C. its Managing Limited Partner

Date: July 9, 2009	By:	/s/ John Bowman

GS Capital Partners VI Parallel, L.P.

	By:	GS Advisors VI, L.L.C. its General Partner

Date: July 9, 2009	By:	/s/ John Bowman

ONEX PARTNERS II LP

	By:	Onex Partners II GP LP, its General Partner

	By:	Onex Partners Manager LP, its Agent

	By:	Onex Partners Manager GP ULC, its General Partner

Date: July 9, 2009	By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Managing Director

Date: July 9, 2009	By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President and Secretary

ONEX PARTNERS II GP LP

	By:	Onex Partners GP Inc., its General Partner

Date: July 9, 2009	By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	President

Date: July 9, 2009	By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

ONEX US PRINCIPALS LP

	By:	Onex American Holdings GP LLC, its General Partner

Date: July 9, 2009	By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Director

Date: July 9, 2009	By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX HBI Holdings II Limited S.a.r.l.

Date: July 9, 2009	By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Type A Manager

Date: July 9, 2009	By:	/s/ Olivier Dorier
	Name:	Olivier Dorier
	Title:	Type B Manager

1597257 Ontario Inc.

Date: July 9, 2009	By:	/s/ Christopher A. Govan
	Name:	Christopher A. Govan
	Title:	Managing Director

Date: July 9, 2009	By:	/s/ Andrea E. Daly
	Name:	Andrea E. Daly
	Title:	Vice President and General Counsel